COMMITMENTS AND CONTINGENT LIABILITIES	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENT LIABILITIES
NOTE 10:-	COMMITMENTS AND CONTINGENT LIABILITIES

Litigations:

a.
The Company is the defendant in various lawsuits, including employment-related litigation claims, construction claims and other legal proceedings in the normal course of its business. Litigation and governmental proceedings can be expensive, lengthy and disruptive to normal business operations, and can require extensive management attention and resources, regardless of their merit. While the Company intends to defend the aforementioned matters vigorously, it believes that a loss in excess of its accrued liability with respect to these claims is not probable.

b.
In particular, following audits of our 2016 through 2020 corporate tax returns, the Israeli Tax Authority (the “ITA”) issued in January 2023 orders for the years 2016 through 2019 challenging our positions on several issues, including matters such as our position to claim a tax credit made for foreign taxes withheld on income payments that was due to the Company outside of Israel, taxation of interest earned outside of Israel by a wholly-owned Singapore subsidiary which the ITA is seeking to tax in Israel and deductibility of expenses attributed to employee stock options. The ITA orders also contest the Company’s positions on various other issues. The ITA therefore demanded the payment of additional taxes in the aggregate amount of NIS 428 million (approximately $122 million), not including an amount of NIS 418 million (approximately $119 million) related to expenses that will be deductible in future years , with respect of these four tax years (these amounts include interest through December 31, 2022). We believe we have good arguments against these orders and intend to file an appeal.

In addition, the ITA has issued tax assessment for the 2020 tax year in which it demanded the payment of additional taxes in the aggregate amount of NIS 74 million (approximately $21 million), not including an amount of NIS 94 million (approximately $27 million) related to expenses that will be deductible in future years, respect to this year (these amounts include interest t hrou
gh December 31, 2022). There can be no assurance that the ITA will accept the Company’s positions on the matters raised and, if it does not, the ITA may also issue an order with respect to the 2020 tax year.